UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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CUBIC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2006	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PRINCIPAL EXECUTIVE OFFICE
9333 Balboa Avenue
San Diego, California 92123

To Cubic Shareholders:

Cubic Corporation’s 2006 Annual Meeting will be held in the Main Conference Room at the Headquarters of the Corporation, at 9333 Balboa Avenue, San Diego, California 92123, on February 21, 2006, at 11:00 a.m. Pacific Standard Time. The formal notice and proxy statement follow.

The Directors and Officers of the Corporation invite your attendance at the meeting. Whether or not you plan to attend the meeting, we would appreciate your completing and returning the accompanying proxy which, of course, may be revoked at any time before it is used.

The Corporation’s 2005 Annual Report is enclosed.

Sincerely yours,

Walter J. Zable
Chairman of the Board
January 10, 2006

TO ENSURE YOUR REPRESENTATION AT THE MEETING,
PLEASE DATE, SIGN AND MAIL PROMPTLY
THE ENCLOSED PROXY, FOR WHICH
A RETURN ENVELOPE IS PROVIDED.

NOTICE OF ANNUAL MEETING

The Annual Meeting of Shareholders of Cubic Corporation will be held in the Main Conference Room at the Headquarters of the Corporation, at 9333 Balboa Avenue, San Diego, California 92123, on February 21, 2006, at 11:00 a.m. Pacific Standard Time, for the following purposes:

1.                              To elect nine Directors for the ensuing year;

2.                              To approve the 2005 Equity Incentive Plan;

3.                              To approve the Amended and Restated Certificate of Incorporation;

4.                              To confirm the appointment of Ernst & Young LLP as auditors of the Corporation for fiscal year 2006; and

5.                              To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on January 10, 2006 will be entitled to vote at the meeting. The transfer books will not be closed.

By Order of the Board of Directors

William L. Hoese
Secretary
San Diego, California
January 10, 2006

PRINCIPAL EXECUTIVE OFFICE
9333 Balboa Avenue
San Diego, California 92123

PROXY STATEMENT

Proxies in the form enclosed with this statement are solicited by the Board of Directors of Cubic Corporation for use at the Annual Meeting of Shareholders of the Corporation to be held in San Diego, California, on February 21, 2006. Execution of a proxy will not in any way affect a shareholder’s right to attend the meeting and vote in person, and any shareholder giving a proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. The Proxy will be suspended if the shareholder is present at the meeting and elects to vote in person.

OUTSTANDING SHARES AND VOTING RIGHTS

The voting securities of the Corporation consist of its Common Stock, without Par Value, of which 26,719,845 shares were outstanding at December 30, 2005.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by shareholders present at the meeting or by proxy. Shares will be counted towards the quorum only if shareholders submit a valid proxy or vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.

Only shareholders of record on the books of the Corporation at the close of business on January 10, 2006 will be entitled to vote at the meeting. On the record date, there were 26,719,845 shares outstanding and entitled to vote. Each holder of common shares is entitled to one vote for each said share. Votes will be counted by the Inspector of Elections. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal except for the approval of the Amended and Restated Certificate of Incorporation. For such proposal, broker non-votes will have the same effect as “Against” votes. Proxies without authority to vote will not be counted in votes cast.

The approximate date on which the proxy statement and form of proxy are first being sent or given to security holders is January 17, 2006.

ELECTION OF DIRECTORS

Nine Directors comprise the authorized membership of the Board of Directors of the Corporation. Nine Directors are to be elected by a plurality vote at the Annual Meeting, each to hold office for the term of one year and until his successor is elected.  The Nominating Committee has unanimously recommended the election of the following nine Directors. Proxy holders will, unless authorization to do so is withheld, vote the proxies received by them for the election of the following Directors, all of whom are now in office, in accordance with this proxy authorization, reserving the right, however, to distribute, in their discretion, their votes of uncommitted proxies among the Board nominees. The proxies cannot be voted for a greater number of persons than the number of nominees named. Although it is not contemplated that any nominee will be unable to serve as a Director, in such event the proxies will be voted by the proxy holders for such other persons as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

IDENTIFICATION OF DIRECTORS

Walter J. Zable, 90, Director since 1951.   Chairman of the Board, President and Chief Executive Officer and Chairman of the Executive Committee since 1951.

Walter C. Zable, 59, Director since 1976.   Vice Chairman of the Board, Member of the Executive Committee, and Vice President since 1976. Chairman of the Board of Cubic Transportation Systems, Inc., a wholly-owned subsidiary since 2003. Prior thereto he held a variety of management positions in the Corporation. He is the son of Walter J. Zable.

Dr. Richard C. Atkinson, 76, Director since 1999.   Independent director. Member of the Audit and Compliance Committee. President-Emeritus of the University of California since 2003. From 1995 to 2003 he was President of the University of California. Dr. Atkinson has been a Director of Qualcomm, Inc. since 1991.

William W. Boyle, 71, Director since 1995.   Senior Vice President. Since 1983 he has been Cubic’s Chief Financial Officer. Previously, Mr. Boyle held management positions with General Electric, Occidental Petroleum, and the Wickes Corporation.

Raymond L. deKozan, 69, Director since 2002.   Senior Group Vice President. Vice President from 1982 to 2004. From 1973 to 1981 he was Vice President, and from 1981 to 2003 was Chairman of Cubic Transportation Systems, Inc., a wholly-owned subsidiary. He has been Chairman of Cubic Transportations Systems, Ltd., the Corporation’s U.K. transit company since 1980. Mr. deKozan has performed various management functions for the Corporation or its subsidiaries since joining the Corporation in 1960.

Robert T. Monagan, 85, Director since 1986.   Independent director. Chairman of the Executive Compensation and Nominating Committees and Member of the Audit and Compliance Committee. President of the California Manufacturers Association (1974 to 1984). Vice Chairman of the Northern California State World Trade Commission since 1996. Speaker of the California State Assembly (1969 to 1972). Regent of the University of the Pacific since 1991.

Raymond E. Peet, 84, Director since 1987.   Independent director. Chairman of the Audit and Compliance Committee, Member of the Executive, Nominating and Executive Compensation Committees. Retired Vice Admiral, United States Navy. Active duty in the United States Navy from 1939 to 1974. Chairman of San Diego Dialogue (1997 to 2002) and Member (1982 to 1996) of the Board of Consultants to the Controller General of the United States. Chairman of the Price REIT from 1994 to 1996 and Chairman of its Audit Committee from 1991 to 1996.

Dr. Robert S. Sullivan, 61, Director since 2004.   Independent director. Member of the Executive Compensation Committee and Audit and Compliance Committee. Since 2003 he has been Dean, Rady School of Management, University of California, San Diego. From 1998 through 2002 he was Dean, Kenan-Flagler Business School, University of North Carolina, Chapel Hill. Between 1976 and 1998 Dr. Sullivan served in a variety of senior positions at the University of Texas and at Carnegie Mellon University. He has been a Director of Stewart and Stevenson Services, Inc. since 1992. This company is a designer and manufacturer of specialty equipment for the oil field, airline, defense and power generation industries. It employs 3,000 people and its fiscal 2005 sales exceeded $1.15 billion.

Robert D. Weaver, 59, Director since 2004.   Independent director. Member of the Audit and Compliance Committee. Mr. Weaver has been a Certified Public Accountant since 1972. He is a private investor. From September 2001 to June 2005 he was President and Chief Financial Officer of Crown Bolt Inc., a privately-held national distributor of fasteners and hardware. He was with the international CPA firm Deloitte & Touche LLP from 1970 to 2001 where his duties included Audit Partner in charge of the San Diego Emerging Business, High Technology and Consumer Business groups.

Communications with Directors

Any security holder may communicate in writing by mail at any time with the whole board or any individual director (addressed to “Board of Directors” or to a named director, c/o Corporate Secretary, 9333 Balboa Avenue, San Diego, CA 92123). All communications will be promptly relayed to the appropriate directors. The Corporate Secretary will coordinate responses, if any.

Annual Meeting Attendance

It is the policy of the Board of Directors that its members are encouraged to attend the Annual Meeting of Shareholders. The 2005 annual meeting was attended by eight incumbent directors.

IDENTIFICATION OF EXECUTIVE OFFICERS

Gerald R. Dinkel, 59, Vice President. President and Chief Executive Officer of the Defense Group since 2000. For the prior 28 years Mr. Dinkel held a variety of management positions with Westinghouse Electronic Systems.

Richard A. Efland, 59, President and Chief Executive Officer of the Transportation Systems Group since February 2005 and its Senior Vice President—Group Engineering from 2003 until 2005. He has been a Cubic employee since 1977 serving in a variety of engineering and management capacities.

Mark A. Harrison, 48, Vice President-Controller since 2004 and Vice President-Financial Planning and Accounting from 2000 to 2004. From 1991 to 2000 Mr. Harrison was Assistant Corporate Controller and Director of Financial Planning of Cubic and since 1983 held a variety of financial positions with the Corporation.

William L. Hoese, 68, Vice President, Corporate Secretary and General Counsel since July 2005; Assistant General Counsel and Corporate Secretary from 2003 to 2005. From 1994 through 2001 Mr. Hoese was Senior Vice President and General Counsel of American Tool Companies, Inc., a manufacturer of hand tools and power tool accessories, of comparable size to the Corporation. During 2002 he was a legal expert witness and arbitrator. From 1995 to 2005 he was a Director and Member of the Audit Committee of Nitches, Inc., a manufacturer and wholesaler of women’s garments.

Daniel A. Jacobsen, 54, Vice President-Audit since 2003. Since June 2005 he has been Acting Vice President—Contracts at Cubic Transportation Systems. Mr. Jacobsen has held a variety of financial and management positions with the Corporation and its subsidiaries since 1981.

Kenneth A. Kopf, 55, Vice President and Chief Legal Officer since July 2005; General Counsel from 1998 to 2005 and Assistant General Counsel from 1986 to 1998.

Bernard A. Kulchin, 74, Vice President—Human Resources since 1999. From 1971 to 1991 Mr. Kulchin was Vice President of Human Resources for the San Diego Division of General Dynamics Corporation and from 1991 through 1999 was a Human Resources consultant.

John A. Minteer, 54, Vice President—Information Technologies since 2002. He was Director of Information Technologies from 2000 to 2002 and from 1994 to 2000 was Manager, Systems Integration.

John D. Thomas, 52, Vice President Finance and Treasurer since 1992 and has held a variety of management positions with the Corporation since 1980.

BOARD OF DIRECTORS AND BOARD COMMITTEES

During the fiscal year 2005, five meetings of the Board of Directors were held. Each of the incumbent Directors attended 75% or more of the aggregate of (1) the total number of Board meetings and (2) the total number of meetings held by all Board Committees on which he served. Non-management Directors were each paid an annual retainer of $22,000 and fees of $2,000 for attendance at each meeting of the Board and $1,000 for attendance at each meeting of any Committee of which a Director is a Member. Non-management directors also participate in the Corporation’s 1998 Stock Option Plan and each have been granted options to purchase 4,500 shares of the common stock of the Corporation in accordance with the terms of the Plan. Directors who are salaried employees of the Corporation are not separately compensated for their services as Directors. All Directors are reimbursed for travel expenses incurred for attendance at meetings.

Audit and Compliance Committee

All non-management directors are members of this Committee. The Committee met six times during the fiscal year. Each of the members of the Committee is independent as defined under Section 121(A) of the Company Guide of the American Stock Exchange. The Committee operates under a written charter adopted by the Board of Directors which is available at www.cubic.com/corp1/invest/governance. Mr. Weaver has been designated by the Board as the Audit Committee Financial Expert.

The Committee oversees the Corporation’s financial reporting process. It is responsible for the appointment, retention and termination of the independent auditors and their compensation. It shall resolve any disputes between management and the auditors. It must pre-approve all audit and non-audit services according to a written plan and budget submitted by the auditors. It meets at least quarterly with the auditors and reviews periodic reports from the auditors. The Committee discusses with the auditors the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs.

Report of the Audit and Compliance Committee

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Cubic under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Committee selected Ernst & Young LLP as the independent auditors of the Corporation for fiscal year 2005. The Committee has reviewed and discussed with management and the independent auditors the audited financial statements of the Corporation for the fiscal year ended September 30, 2005. The Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Accounting Standards No. 61 and has received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

Based on its review of the audited financial statements for fiscal year 2005 and its discussions with management and the independent auditors, the Committee recommended to the Corporation’s Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on SEC Form 10-K.

/s/ Raymond E. Peet, Chairman	/s/ Robert D. Weaver
/s/ Dr. Richard C. Atkinson	/s/ Robert T. Monagan	/s/ Robert S. Sullivan

Executive Compensation Committee

The members of this Committee are Robert T. Monagan, Chairman, Raymond E. Peet and Dr. Robert S. Sullivan. The Committee held five meetings during fiscal 2005. Each of the members of the Committee is independent as defined under Section 121(A) of the Company Guide of the American Stock Exchange. The base and bonus compensation of the Corporation’s Chief Executive Officer and the other executive officers are set taking into consideration individual and corporate performance and compensation of executives employed by competitors.

During the fiscal year, no executive officer of the Corporation served either as a director or as a member of the compensation committee of any other entity whose executive officers served either as a Director or as a member of the Executive Compensation Committee of the Corporation. No member of the Committee is a former or current Officer or employee of the Corporation or any of its subsidiaries.

Report of the Executive Compensation Committee

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Cubic under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Compensation Philosophy

The Corporation’s goal is “pay for performance” and therefore the Corporation uses a merit philosophy. The objective is to reward performance and remain competitive by setting the base salaries and incentive compensation of the Corporation’s executive officers to attract and retain qualified people necessary for the continued successful operation and growth of the Corporation and its subsidiaries.

Elements of Executive Compensation

Currently, Cubic’s compensation structure for executive officers consists of a combination of base salary, performance bonuses and long-term incentives. Executive officers are also entitled to participate in benefit plans generally available to all full-time employees. Historically, the Corporation has not used stock awards as part of its compensation of executive officers. The Chief Executive Officer and other executives may receive stock awards in the future pursuant to the Corporation’s equity incentive plan, but there are no current plans to include such awards in the executives’ total compensation.

The base and bonus compensation of the Corporation’s Chief Executive Officer and the other executive officers are set taking into consideration individual and corporate performance and compensation of executives employed by competitors. The Corporation analyzes and arrives at what percentage of payroll should be established as a merit fund and used for merit increases. The application of the merit process is carried out within each business unit with the assistance of the Human Resources Department, and the base salary structure is annually reviewed in relation to the practices of companies in similar businesses and of similar size. Competitive input on base, bonus and non-cash compensation is received from two nationally recognized compensation surveys, with a focus on technology companies that are comparable to Cubic in revenues. The data is ranked by percentile, from 5th percentile to 95th percentile, and the Corporation’s compensation is targeted at the median of the base and bonus compensation and is below median when non-cash compensation is included. This data is then reviewed with the senior executives of the business units and with the corporate office.

Executives are eligible to participate in an annual incentive bonus plan and a three year long-term incentive bonus plan, each of which is generally based on objective financial goals selected by the Committee (such as sales, operating profit, return on net assets and earnings per share) established at the beginning of each year. The most recent long-term incentive bonus plan covered the three-year period ending with fiscal 2004, and the Committee is currently establishing a new long-term incentive bonus plan covering the three-year period beginning with fiscal 2006. However, the annual incentive bonus plan for fiscal 2005 in which certain executives, recommended by senior management and approved by the Committee, participated, was based on a subjective determination of each individual executive’s performance during fiscal 2005 and the objectives attained by such executive’s business units. Executive officers’ bonuses for fiscal 2005 were generally flat relative to the fiscal 2004 bonuses (excluding the long-term incentive bonus paid in fiscal 2004, one-third of which was attributable to 2004 performance) because of the mixed results of growth in revenue and earnings contribution in the Corporation’s defense segment and revenue and earnings issues in the Corporation’s transportation segment.

Chief Executive Officer Compensation

The Committee’s approach to establishing the compensation of Walter J. Zable, the Corporation’s Chief Executive Officer, was based upon the analyses discussed above. Mr. Zable’s base salary has remained relatively flat for three years. Additionally, Mr. Zable was granted an annual performance bonus of $250,000 for the fiscal year ended September 30, 2005, which is consistent with the bonus philosophy for all executive officers.

/s/ Robert T. Monagan, Chairman	/s/ Raymond E. Peet	/s/ Dr. Robert S. Sullivan

Nominating Committee

Cubic Corporation has had a Nominating Committee, consisting of two independent directors, since 1991. The current members of the Committee are Robert T. Monagan, Chairman and Raymond E. Peet. The Committee held two meetings during fiscal 2005. The Committee has a Charter, which is available at www.cubic.com/corp1/invest/governance. The Committee has not considered shareholder proposals for nomination as directors in the last seven years and has not received an unsolicited proposal regarding a candidate who might possess appropriate background and experience during that time. The Board consists of nine directors, five of whom are independent. Three of the independent directors were elected 5, 17 and 18 years ago and have served with distinction since their election. No replacement of any director is currently contemplated. The Committee’s policy is that it will consider recommendations of the security holders which are received by the Corporate Secretary at least 120 days prior to one year from the date of the previous annual meeting of shareholders. Recommendations of candidates who have at least 20 years of management and defense or transportation industry experience with a company with sales of at least 75% of that of the Corporation, or who could bring appropriate diversity to the Board, or who possess other relevant qualifications (for example finance and accounting, marketing) would be preferred. If a vacancy in the Board occurs, the Committee consults with Board members and senior management personnel to identify candidates whom they would recommend be considered and will review any security holder recommendations on file. It screens and personally interviews appropriate candidates. Selected candidates meet with some additional Board members, certain members of management and the Chairman of the Board. The Committee evaluates responses and recommends to the full Board the name of any candidate it feels should become a management and Board nominee for election or appointment.

Ownership of Common Stock

The following table sets forth, as at December 1, 2005, information with respect to persons known to the Corporation to be the beneficial owner of more than 5% of the Corporation’s outstanding Common Stock (after deduction of Treasury Shares):

Title Class	Name and Address	Amount Beneficially Owned(1)	Percent Owned
Common	Walter J. Zable P. O. Box 1525 Rancho Santa Fe California 92067	10,679,891(3)	40.00%

The following table sets forth information with respect to beneficial ownership of the Corporation’s Common Stock by Directors and all Officers and Directors as a group as at December 1, 2005. Where such number of shares exceeds 1% outstanding on such date the percentage of such class is indicated in parentheses. Except as indicated, each individual named has sole investment and voting power with respect to the securities shown.

Amount
Beneficially
Owned
Name	Directly or Indirectly (1)
Walter J. Zable (40.0%) (2)	10,679,891 (3)
Walter C. Zable (1. 6%)	416,907 (4)
Dr. Richard C. Atkinson (5)	15,900
William W. Boyle	1,800
Raymond L. deKozan	792
Robert T. Monagan (5)	8,200
Raymond E. Peet (5)	36,965
Robert S. Sullivan (6)	1,125
Robert D. Weaver (6)	1,125
All Officers and Directors as a Group (18 persons)(41.8%)	11,168,261

(1)                       All shares of common stock indicated as being beneficially owned are owned directly except for Walter J. Zable and Walter C. Zable.

(2)                       By virtue of his beneficial share ownership, Walter J. Zable may be deemed to be a “Control” person of the Corporation as that term is defined in the Securities Exchange Act of 1934.

(3)                       Walter J. Zable’s shares are beneficially owned through Trusts and a public benefit charitable corporation, the terms of which establish sole voting power in Mr. Zable.

(4)                       A portion of the shares of Walter C. Zable are owned indirectly through a Trust, the terms of which establish sole voting power in Mr. Zable.

(5)                       Includes an option to purchase 4,500 shares of Common Stock.

(6)                       Vested options to purchase Common Stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth all cash compensation earned (whether received or deferred at the election of the individual) by the Chief Executive Officer and the five most-highly compensated executive officers whose compensation exceeded $100,000 for services rendered in all capacities to the Corporation and its subsidiaries during or with respect to the 2005 fiscal year:

			Annual Compensation(A)
Name	Position	Year	Base Salary	Bonus	Long Term Compensation	All Other Compensation
				(B)	(C)	(D)
W.J. Zable	Chairman of the Board	2005	$ 660,000	$ 250,000		$ 17,425
	President and Chief	2004	$ 630,000	$ 249,128	$ 526,159	$ 17,000
	Executive Officer	2003	$ 630,000	$ 265,542		$ 17,000
W.W. Boyle	Senior Vice President	2005	$ 445,000	$ 144,000		$ 17,425
	and Chief Financial	2004	$ 425,000	$ 144,053	$ 294,600	$ 17,000
	Officer	2003	$ 405,000	$ 146,319		$ 17,000
R.L. deKozan	Senior Group Vice	2005	$ 385,000	$ 100,000		$ 17,425
	President	2004	$ 370,000	$ 100,450	$ 244,209	$ 17,000
		2003	$ 370,000	$ 108,225		$ 17,000
W.C. Zable	Vice President and Vice	2005	$ 375,000	$ 95,000		$ 17,425
	Chairman of the Board;	2004	$ 350,000	$ 95,020	$ 216,732	$ 17,000
	Chairman of Cubic	2003	$ 330,000	$ 96,525		$ 17,000
	Transportation Systems, Inc.
G.R. Dinkel	Vice President.Chief	2005	$ 370,000	$ 150,000		$ 17,425
	Executive Officer	2004	$ 350,000	$ 132,367	$ 235,350	$ 17,000
	Cubic Defense	2003	$ 330,000	$ 119,408		$ 17,000
	Applications, Inc.
R.A. Efland(1)	Chief Executive Officer	2005	$ 299,089	$ 100,000		$ 118,878 (2)
	and President
	Cubic Transportation
	Systems, Inc.

(A)                     In accordance with SEC Rules regarding perquisites, amounts totaling less than the lesser of $50,000 or 10% of total annual salary and bonus have been omitted.

(B)                      This amount is the annual incentive bonus which is based upon objective financial goals (except for 2005) selected by the Compensation Committee which are applied to a percentage of salary for each participant. For fiscal 2005, the annual incentive bonuses were based upon subjective evaluations by the Compensation Committee.

(C)                      This amount is the long-term incentive bonus for the three-year period ended in fiscal 2004. The Executive Compensation Committee selects financial goals for the period (such as: sales, operating profit, return on assets and earnings per share) which are applied to a percentage of salary for each participant.

(D)                    Defined Contribution Plan pursuant to which 8.5% of eligible compensation for eligible employees is contributed into a 401(k) plan for the benefit of such employees.

(1)                        Mr. Efland became CEO and President in February 2005.

(2)                        This amount includes $101,453 as a special bonus upon Mr. Efland’s promotion.

Under the Corporation’s Deferred Compensation Plan selected key employees may defer all or any part of their compensation until termination of employment with the Corporation. The deferred compensation is held in the general funds of the Corporation. Each deferred amount is credited with interest at the rate periodically set by the Secretary of the United States Treasury, which currently is 4.5%.

In 2000 Gerald R. Dinkel was employed by the Corporation as Vice President of the Corporation and President and Chief Executive Officer of the Defense Group. To assist Mr. Dinkel in the purchase of a home and the relocation of his family from Maryland to San Diego, California, the Corporation loaned Mr. Dinkel the sum of $200,000 on a 5% interest bearing promissory note payable in five equal annual installments commencing in 2006 to be secured by a second trust deed on the property purchased.

The compensation shown does not include contributions by the Corporation under its defined benefit Employees’ Pension Plan (the “Pension Plan”) because the amount of such contributions in respect to a specified person cannot be readily calculated. The Corporation’s contributions to the Pension Plan are distributed among various funds held by an insurance company. They are actuarially determined for the total of all participants covered by the Pension Plan. The contribution in respect to a specified person cannot be readily calculated. The contribution averages about 3% of the participants’ remuneration. Generally, all participants in the Pension Plan earn the right to receive a monthly pension at the Pension Plan’s normal retirement date of age 65 in an amount equal to 1/12th of 3/4ths of 1% of their total earnings (including bonuses) since 1974. Participants who retire before the age of 65 are entitled to a percentage of the monthly pension, with the percentage being determined by dividing the sum of years of service and age at retirement by 85. The benefits to be paid under the Pension Plan are not subject to adjustments for Social Security benefits or other offsets.

Estimated Annual Benefits Under the Cubic Corporation Pension Plan

Average	At Retirement Age of 65
Annual	10	20	30	40
Compensation	Years of Service
$ 50,000	$ 3,750	$ 7,500	$ 11,250	$ 15,000
100,000	7,500	15,000	22,500	30,000
150,000	11,250	22,500	33,750	45,000
200,000	15,000	30,000	45,000	60,000

Compensation for purposes of the Pension Plan is limited by ERISA regulations to $205,000 during the year ended September 30, 2005.

The years of credited service in the Pension Plan for the listed individuals are: 56 years for W. J. Zable, 43 years for W. C. Zable, 22 years for W. W. Boyle, 45 years for Raymond L. deKozan, 5 years for Gerald R. Dinkel and 28 years for Richard A. Efland.

Transition Protection Plan

The Corporation has adopted a Transition Protection Plan (the “Protection Plan”). The Protection Plan is intended to be made available to certain of its executive officers and may be offered to other key personnel who are not executive officers. Currently, no executive has been selected to participate in the Protection Plan. Typical for agreements of this type, if there is any change of control of the Corporation (defined to include the acquisition by an unrelated party of sufficient shares of the Corporation to elect a majority of its Board of Directors), and within 24 months thereafter a subject executive’s employment terminates without good cause (as defined), or the executive resigns for good reason (as defined), then the Corporation would be obligated for a specified period of time (not exceeding 24 months) following such termination to pay such executive’s monthly compensation based upon a five-year average of annual salary and bonuses, and continue welfare plans in which such executive participated. Miscellaneous additional benefits, including outplacement service, could also be provided.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information with respect to all of the Corporation’s equity compensation plans in effect as of the end of the 2005 fiscal year.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	22,500	$ 15.91	977,500
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	22,500		977,500

Certain Transactions and Relationships

Walter J. Zable’s daughter, Karen Cox, received a $55,000 salary and other compensation and an entity owned by Mrs. Cox and her husband received $60,000 for public relations services during the fiscal year. The employment and compensation of Mr. Zable’s son, Walter C. Zable, is noted elsewhere herein.

Director Raymond L. deKozan’s son, David deKozan, received salary, education reimbursement and other compensation of $260,000 during the fiscal year (of which $77,000 was attributable to the education reimbursement). David deKozan is Vice President-Marketing with Cubic Transportation Systems, Inc., a wholly-owned subsidiary.

Executive officer John A. Minteer was married during the year to Anne Celentino, a long term senior lawyer at the Company. Mrs. Minteer’s salary and other compensation during the fiscal year was $176,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of SEC Forms 3 and 4 and amendments thereto, furnished to the Corporation during fiscal year 2005, and Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year, and written representations received from our directors and officers, no Director, Officer, or beneficial owner of more than 10% of the Common Stock of the Corporation failed to file on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934.

Performance Graph

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG CUBIC CORPORATION,
S&P COMPOSITE, OLD PEER GROUP AND NEW PEER GROUP INDEX

ASSUMES $100 INVESTED ON OCT. 1, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING SEPT. 30, 2005

The above graph compares the performance of Cubic Corporation with that of the S&P 500 Index, our former peer group index and a new peer group index. The old index consists of a group of 24 companies in Federal Trade Commission SIC Codes 3699 (Electrical Equipment and Supplies—NEC), and 3829 (Measuring and Controlling Devices—NEC) and several other SIC codes. Due to a variety of business acquisitions and closings over many years, we believe the old index is not the best ongoing comparative group. Therefore, we selected the Space, Aerospace and Defense Index (“SPADE”) which is a published industry index consisting today of 57 companies, including Cubic. This index may be found at www.spadeindex.com, or within the American Stock Exchange, symbol “^DXS”, or at “finance.yahoo.com/DXS” or at Google “SPADE Defense Index.” The chart assumes that $100 was invested on September 29, 2000, in each of Cubic Corporation, the S&P 500 Index and the peer group indices, and compares the cumulative shareholder return on investment as of September 30th of each of the following five years. The return on investment represents the change in the fiscal year-end stock price plus reinvested dividends.

APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

The Board has adopted, and recommends that the shareholders approve, the Cubic Corporation 2005 Equity Incentive Plan (the “Plan”). The Board has set aside 4,500,000 shares of Common Stock for issuance under the Plan. The market value of the Corporation’s Common Stock as of December 7, 2005 was $17.65 per share. Cubic’s first Stock Option Plan was approved by its shareholders in 1981. Shareholders also approved a replacement Option Plan in 1998 which provided for issuance of options to purchase 1,000,000 shares of Common Stock (which, if it had been adjusted for subsequent stock splits, would now be 4,500,000 shares). Only 22,500 options have been issued, none of which have been exercised. If the Plan is approved, no additional options will be issued pursuant to the 1998 Plan.

Recent tax laws and accounting regulations have been adopted which affect the way equity incentive plans operate. Additionally, the competitive landscape has evolved and Cubic continues to compete for executive employees with other companies and in other industries which have important equity plan features not contained in Cubic’s 1998 Plan. Cubic’s Board of Directors believes it is essential to modernize its executive incentive plans to retain and attract qualified outstanding personnel which will enable it to focus on the growth and the success of Cubic’s businesses. Issuance of awards under the Plan will provide incentive compensation opportunities that are competitive with other companies and will conform the interests of the participants with our shareholders.

Set out below is a brief description of the material features of the Plan. The full Plan is attached as Exhibit 1 and the description below is qualified in its entirety by reference to the Plan as attached.

In General

The Board, or a Committee it designates, administers the Plan and will determine the persons to whom awards shall be granted, the amount of the award, when, how and what type of award(s) are granted, the price to be paid (if any) for an individual to exercise the right to receive the benefits of an award, the time during which an award may be exercised and, if the award is a stock option, the number of shares of Common Stock to which an award shall pertain. The Board also has complete administrative jurisdiction over the Plan.

The following types of awards may be granted:

Incentive Stock Options (“ISO”);

Nonstatutory Stock Options (“NQSO”);

Performance Cash Awards (“PCA”);

Performance Stock Awards (“PSA”);

Restricted Stock Awards (“RSA”);

Restricted Stock Unit Awards (“RSUA”);

Stock Appreciation Rights (“SAR”); and

Stock Purchase Awards (“SPA”).

The Board has complete discretion to select participants, (including officers, directors, employees and consultants of Cubic and its subsidiaries). The Board currently anticipates that awards may not be issued in the near term. The potential benefits or amounts which may be received, or which would have been received had the Plan been in effect during the last fiscal year, are not determinable.

Option Provisions

No ISO or NQSO may be exercised after 10 years from the date of its grant. All ISO’s and NQSO’s will have an exercise price at least equal to the fair market value of the underlying common stock on the date the option is granted unless it is granted pursuant to an assumption of or substitution for another option, and then only in accordance with the Internal Revenue Code (the “Code”).

The term during which an option may be exercised and whether an option will be exercisable immediately, in stages or otherwise are set by the Board, but the term of any ISO may not exceed 10 years from the date of grant.

The consideration to be received upon exercise of options may be paid in any form of cash, by delivery of then-owned fully paid Common Stock or by a “net exercise” arrangement whereby the number of shares issued will be reduced by that number of shares whose current fair market value does not exceed the aggregate exercise price, or any combination of these methods, or any other form of legal consideration which may be acceptable to the Board.

If any change is made in the number of authorized or outstanding shares of Common Stock, without receipt by the Company of consideration (for example a stock split or a stock dividend, etc.), the Board will appropriately adjust the number of shares subject to the Plan and the number and price per share of stock subject to outstanding stock awards.

Provisions of Other Types of Awards

Restricted Stock Awards.   Grants of RSA’s may be made by the Board, subject to the terms and provisions of the Plan, at any time and in such amounts as the Board shall determine. Each grant of restricted stock and/or the vesting thereof may be conditioned upon the completion of a specified period of service with Cubic, upon the attainment of specified performance objectives or upon such other criteria as the Board may determine. Voting rights and rights to receive dividends shall be determined by the committee.

Performance Stock and Cash Awards.   A PSA and a PCA may be granted, vest, and be exercised based on the attainment during a specified performance period of stated goals, as determined by the Board.

Stock Appreciation Rights.   A SAR is an award denominated in Common Stock equivalents. The grant price is the fair market value of the Common Stock on the date of grant. The Board sets the term (not longer than 10 years), number of rights, vesting and other terms. Upon exercise, the participant receives (in cash or value of Common Stock, as determined by the Board) the increase in value between the grant price of each right and the fair market value of Common Stock on the date of exercise.

Stock Purchase Awards.   A SPA is the right to purchase shares of Common Stock under the terms and conditions specified by the Board at the time of grant. The exercise price need not be fair market value and may be paid in cash, past or future services actually rendered, or any other form of legal consideration, all as specified by the Board.

Restricted Stock Unit Awards.   The RSUA can be granted on whatever terms the Board considers appropriate, including payment and terms, vesting, and whether the award is entitled to receive dividend equivalent payments. These awards terminate upon the end of a participants’ continuous service with Cubic. These awards may also contain restrictions required by tax laws.

Other Provisions

Termination for Cause.   If a participant’s employment is terminated for “cause”, unless the Board determines otherwise, all unexercised awards (whether or not then vested) terminate as of the date continuous service is ended and such person is thereafter prohibited from exercising the award. “Cause” is defined to include a conviction or entry of a plea of guilty or no contest to a felony which is injurious to the Company, the person’s gross negligence or breach of fiduciary duty involving personal profit, personal dishonesty or recklessness, a material breach of Company policies, unauthorized use or disclosure of

Company confidential information or gross misconduct. If an participant’s employment is terminated because of permanent and total disability or because of death, then the period of time during which a vested award may be exercised is extended for 12 and 18 months, respectively, (but not beyond the expiration of the term of the award).

Corporate Transactions.   In the event of a corporate transaction (as defined in the Plan—this would include a merger or change in control [as defined] of Cubic), to the extent the surviving corporation continues or assumes awards, such awards continue unaffected; if such awards are not assumed, then vesting is accelerated to a date prior to the corporate transaction. Awards have accelerated vesting and exercisability as may be provided in the particular award agreement.

Revisions; Discontinuance.   The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, in accordance with the Rules of the American Stock Exchange, material amendments to the Plan must receive approval of the shareholders.

Summary of Federal Income Tax Consequences of the Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Incentive Stock Options.   A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, Cubic will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the date of option exercise and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, it will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by Cubic for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.   Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares purchased on the date of exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to Cubic with respect to the grant of the option or the sale of stock acquired upon exercise of the option. Cubic generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provision of the Code.

Stock Appreciation Rights.   A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the date of exercise over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Cubic generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Awards.   A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and the purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Cubic generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions or the Code.

Performance Awards.   A participant generally will recognize no income upon the grant of a performance share, cash or unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described under “Stock Awards” above. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date,” will be taxed as capital gain or loss. Cubic generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Options Granted to Certain Persons; Awards Which May Be Granted

No executive officers currently have any options or other types of awards such as provided for in the Plan. Each non-employee director holds 4,500 options to purchase Common Stock under the 1998 Plan. Twenty-five percent of the options held by Dr. Sullivan and Mr. Weaver are vested; all other directors hold fully-vested options.

The Executive Compensation Committee has engaged AON Consulting/Radford Surveys to advise it on the suitability of the Plan and on the types and amounts of awards, and the individuals to receive awards, which the Committee may wish to consider and recommend for Board approval. Benefits or awards to be received have not been determined at this time.

Each of the directors and executive officers may be deemed to have a substantial interest in this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING AT THIS MEETING IS NECESSARY FOR APPROVAL.

APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

This proposal is to amend and restate the Certificate of Incorporation. Currently, the Corporation is only authorized to issue Common Stock. The Board of Directors believes it is advisable to have the ability to also issue up to 5,000,000 shares of Preferred Stock. Issuance of Preferred Stock could be useful in financings and acquisitions. The proposal permits the Board to determine: the number of shares to be issued, the series, the voting powers, rights, qualifications, dividends and other terms and conditions of the Preferred Stock. No change is proposed regarding the super-majority vote requirement for business combinations, which has been a provision of the Certificate of Incorporation since 1984.

A copy of the proposed Certificate is attached as Exhibit 2, marked to show changes from the existing Amended Certificate. Underlined portions are new and stricken portions are to be deleted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES IS NECESSARY FOR APPROVAL.

CONFIRMATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Ernst & Young LLP has audited the Corporation’s books and records since 1959 and are continuing as its auditors. Representatives of Ernst & Young LLP are expected to be present at the shareholders’ meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board is seeking your confirmation of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 30, 2006. Our organizational documents do not require that our shareholders confirm the selection of our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If our shareholders do not ratify the selection, the Audit Committee will investigate the reasons for rejection and reconsider whether or not to retain Ernst & Young LLP, but still may retain them. Even if the selection is confirmed, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

Audit Fees

The aggregate fees billed in fiscal years 2005 and 2004, respectively, for professional services rendered by Ernst & Young LLP for the Audit of the Corporation’s annual financial statements and internal controls and the review of financial statements included in the Corporation’s SEC Form 10-Q were $1,347,000 and $703,800.

Audit-Related Fees

The aggregate fees billed in fiscal years 2005 and 2004, respectively, for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit or financial statement review which are not reported under “Audit Fees” above were $114,500 and $118,900. These fees included attendance at Audit Committee meetings, statutory audits of foreign subsidiaries and employee benefit plans and related matters.

Tax Fees

The aggregate fees billed in fiscal years 2005 and 2004, respectively, for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning were $88,400 and $82,000. These fees were primarily for statutory foreign annual tax returns and compliance.

All Other Fees

The aggregate fees billed in fiscal year 2004 for products and services provided by Ernst & Young LLP other than as described in the preceding three paragraphs were $1,500. These fees were for EY-online services. No other fees were billed in fiscal 2005.

Other Matters

The Audit Committee has adopted policy and procedures for the pre-approval of audit and non-audit services rendered by Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. During fiscal years 2005 and 2004 the Audit Committee did not waive any requirement for pre-approval of any services by Ernst & Young LLP. The Committee approved all auditor services and fees as required by laws in effect at the time the services were commenced.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Corporation’s Proxy Statement and form of proxy relating to the Corporation’s 2007 Annual Meeting of Shareholders must be received by the Secretary, Cubic Corporation, 9333 Balboa Avenue, San Diego, California 92123, no later than September 17, 2006.

OTHER MATTERS

All shareholders of record at the close of business January 10, 2006, the record date for the determination of shareholders entitled to vote at the Annual Meeting, are concurrently being sent a copy of the Corporation’s Annual Report, including financial statements for the fiscal year ended September 30, 2005.

The expense of preparing, printing and mailing the Notice of Meeting and Proxy material and all other expenses of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Directors, Officers and regular employees of the Corporation, who will receive no compensation in addition to their regular salary, if any, may solicit proxies by mail, telegraph, telephone, or personal interview. The Corporation will also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

Management knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting. However, if any such matter shall properly come before the meeting, the persons named in the enclosed proxy form will vote the same in accordance with their best judgment.

By Order of the Board of Directors

William L. Hoese
Secretary
January 10, 2006

Exhibit 1

CUBIC CORPORATION

2005 EQUITY INCENTIVE PLAN

APPROVED BY THE BOARD ON: NOVEMBER 29, 2005
APPROVED BY THE STOCKHOLDERS: [FEBRUARY 21, 2006]
TERMINATION DATE: NOVEMBER 29, 2015

1.                              GENERAL.

(a)        Successor and Continuation of Prior Plan.   This Cubic Corporation 2005 Equity Incentive Plan (the “Plan”) is intended as the successor to and continuation of the Cubic Corporation 1998 Stock Option Plan (the “Prior Plan”). Following the Effective Date of this Plan, no additional stock awards shall be granted under the Prior Plan. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plan shall be added to the share reserve of this Plan and available for issuance pursuant to Stock Awards granted hereunder. All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan, except that the Board may elect to extend one or more of the features of the Plan to stock awards granted under the Prior Plan. Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall be added to the share reserve of this Plan and become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted subsequent to the Effective Date of this Plan shall be subject to the terms of this Plan.

(b)        Eligible Stock Award Recipients.   The persons eligible to receive Awards are Employees, Directors and Consultants.

(c)        Available Stock Awards.   The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Restricted Stock Awards, (v) Stock Appreciation Rights, (vi) Restricted Stock Unit Awards, and (vii) Other Stock Awards.

(d)        General Purpose.   The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2.                              DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)        “Affiliate” means, at the time of determination, any “parent” or “subsidiary” as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)        “Award” means a Stock Award or a Performance Cash Award.

(c)        “Board” means the Board of Directors of the Company.

(d)        “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(i)         “Cause” means with respect to a Participant, the occurrence of any of the following: (i) such Participant’s conviction (which has become final) or entry of a plea of guilty or nolo contendere regarding an act that would be deemed a felony under California or Federal criminal statutes (or any comparable criminal laws of any jurisdiction in which the Participant is permanently employed by the Company or an Affiliate) and that is injurious to the Company; (ii) the Participant’s gross negligence or breach of fiduciary duty to the Company involving personal profit, personal dishonesty or recklessness, (iii) the Participant’s material breach of any agreement with the

Company, including a material violation of Company policies and procedures or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e)        “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)         any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)       there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto, as such, do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

(iii)      the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv)       there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)        individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of

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any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f)         “Code” means the Internal Revenue Code of 1986, as amended.

(g)        “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 3(c).

(h)        “Common Stock” means the common stock of the Company.

(i)         “Company” means Cubic Corporation, a Delaware corporation.

(j)         “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k)        “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l)         “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)         a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)       a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)      the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

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(iv)       the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m)      “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(n)        “Director” means a member of the Board.

(o)        “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p)        “Effective Date” means the effective date of this Plan document, which is the date that this Plan is first approved by the Company’s stockholders.

(q)        “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(r)        “Entity” means a corporation, partnership, limited liability company or other entity.

(s)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)         “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan as set forth in Section 13, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(u)        “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)         If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)       In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(v)        “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

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(w)       “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x)        “Nonstatutory Stock Option” means any Option other than an Incentive Stock Option.

(y)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)        “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(aa)     “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb)     “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

(cc)      “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(dd)     “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee)      “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ff)       “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg)      “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh)     “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 7(e)(ii).

(ii)       “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before

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interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii); stockholders’ equity; and (xxviii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(jj)       “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or a relevant index. At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(kk)     “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ll)       “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 7(e)(i).

(mm)   “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(nn)     “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(oo)     “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(pp)     “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(qq)     “Retirement” means, with respect to a Participant, the termination of the Participant’s employment (other than for Cause) at any time following the Participant’s attainment of age 55 and completion of 5 years of Continuous Service with the Company.

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(rr)      “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ss)      “Securities Act” means the Securities Act of 1933, as amended.

(tt)       “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(uu)     “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(vv)      “Stock Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Purchase Award, a Restricted Stock Award, a Stock Appreciation Right, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

(ww)     “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(xx)      “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(yy)      “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(zz)      “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(aaa)   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

3.                              ADMINISTRATION.

(a)        Administration by Board.   The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 3(c).

(b)        Powers of Board.   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)         To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award and the Performance Criteria upon which Performance Goals will be based; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

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(ii)       To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii)      To settle all controversies regarding the Plan and Awards granted under it.

(iv)       To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v)        To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)       To amend the Plan, subject to the limitations, if any, of applicable law. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law or applicable exchange listing requirements. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(vii)     To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(viii)    To amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(ix)       To amend the terms of any one or more Awards or stock awards granted under the Prior Plan, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(x)        Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)       To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(xii)     To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Restricted Stock Award (including a

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stock bonus), (C) a Stock Appreciation Right, (D) Restricted Stock Unit, (E) an Other Stock Award, (F) cash and/or (G) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c)        Delegation to Committee.

(i)         General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)       Section 162(m) and Rule 16b-3 Compliance.   In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee of Directors who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee of Directors who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)        Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e)        Arbitration.   Any dispute or claim concerning any Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted by a single arbitrator who is a lawyer with at least 20 years Business law experience, pursuant to the Commercial Arbitration Rules of the American Arbitration Association in San Diego, California. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4.          SHARES SUBJECT TO THE PLAN.

(a)        Share Reserve.   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate, four million five hundred thousand (4,500,000) shares of Common Stock. Such number of shares reserved shall be approved by the stockholders at a Special Meeting to be called by the Board of Directors as part of the approval of this Plan. Shares may also be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares available for issuance under the Plan.

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(b)        Reversion of Shares to the Share Reserve.   If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award (including the Stock Awards transferred from the Prior Plan on the Effective Date of this Plan) are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Stock Purchase Award, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock Award, the number of shares that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for subsequent issuance under the Plan.

(c)        Incentive Stock Option Limit.   Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be four million five hundred thousand (4,500,000) shares of Common Stock.

(d)        Source of Shares.   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company.

5.                              ELIGIBILITY.

(a)        Eligibility for Specific Stock Awards.   Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)        Ten Percent Stockholders.   A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c)        Section 162(m) Limitation on Annual Grants.   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than four million (4,000,000) shares of Common Stock.

(d)        Consultants.   A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

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6.                              OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)        Term.   Subject to the provisions of Section 5(b), no Option shall be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Option Agreement.

(b)        Exercise Price of an Incentive Stock Option.   Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c)        Exercise Price of a Nonstatutory Stock Option.   The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than 100% of the Fair Market Value of the Common Stock if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(d)        Consideration.   The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

(i)         by cash or check;

(ii)       bank draft or money order payable to the Company;

(iii)      pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iv)       by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(v)        by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are

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used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(vi)       in any other form of legal consideration that may be acceptable to the Board.

(e)        Transferability of Options.   The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i)         Restrictions on Transfer.   An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner consistent with applicable tax and securities laws upon the Optionholder’s request.

(ii)       Domestic Relations Orders.   Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

(iii)      Beneficiary Designation.   Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)         Vesting Generally.   The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g)        Termination of Continuous Service.   In the event that an Optionholder’s Continuous Service terminates (other than for Cause or Retirement or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date 3 months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h)        Extension of Termination Date.   An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or Retirement or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of 3 months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

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(i)         Disability of Optionholder.   In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j)         Death of Optionholder.   In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k)        Retirement of Optionholder.   In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Retirement, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(l)         Termination for Cause.   Except as explicitly provided otherwise in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

7.          PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)        Stock Purchase Awards.   Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)         Purchase Price.   At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase

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Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii)       Consideration.   At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (A) in cash or by check at the time of purchase, (B) by past services actually rendered to the Company or an Affiliate, or (C) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(iii)      Vesting.   Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)       Termination of Participant’s Continuous Service.   In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (A) the Fair Market Value on the relevant date, or (B) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of Common Stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v)        Transferability.   Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b)        Restricted Stock Awards.   Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)         Consideration.   A Restricted Stock Award may be awarded in consideration for (A) past services actually rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)       Vesting.   Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

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(iii)      Termination of Participant’s Continuous Service.   In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)       Transferability.   Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(c)        Restricted Stock Unit Awards.   Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)         Consideration.   At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)       Vesting.   At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)      Payment.   A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)       Additional Restrictions.   At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)        Dividend Equivalents.   Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)       Termination of Participant’s Continuous Service.   Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

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(vii)     Compliance with Section 409A of the Code.   Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(d)        Stock Appreciation Rights.   Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)         Term.   No Stock Appreciation Right shall be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii)       Strike Price.   Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than 100% of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii)      Calculation of Appreciation.   The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv)       Vesting.   At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v)        Exercise.   To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi)       Payment.   The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii)     Termination of Continuous Service.   In the event that a Participant’s Continuous Service terminates (other than for Cause or Retirement), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or

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(B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii)    Disability.   In the event that a the Participant’s Continuous Service terminates as a result of his or her Disability, such Participant may exercise his or her Stock Appreciation Right (to the extent that he or she was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Stock Appreciation Right holder does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(ix)       Death of Participant.   In the event that (i) a Participant’s Continuous Service terminates as a result of his or her death, or (ii) the Participant dies within the period (if any) specified in the Stock Appreciation Right Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Stock Appreciation Right upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of such Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after the Participant’s death, the Stock Appreciation Right is not exercised within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(x)        Retirement of Participant.   In the event that an Participant’s Continuous Service terminates as a result of his or her Retirement, he or she may exercise his or her Stock Appreciation Right (to the extent that he or she was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(xi)       Termination for Cause.   Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(xii)     Compliance with Section 409A of the Code.   Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation

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Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

(e)        Performance Awards.

(i)         Performance Stock Awards.   A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to Stock Awards described in this Section 7(e) shall not exceed the value of four million (4,000,000) shares of Common Stock.

(ii)       Performance Cash Awards.   A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to cash awards described in this Section 7(e) shall not exceed one million six hundred thousand dollars ($1,600,000).

(f)         Other Stock Awards.   Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8.                              COVENANTS OF THE COMPANY.

(a)        Availability of Shares.   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)        Securities Law Compliance.   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.                              USE OF PROCEEDS FROM SALES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

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10.                       MISCELLANEOUS.

(a)        Corporate Action Constituting Grant of Stock Awards.   Corporate action constituting an offer by the Company of Common Stock to any Participant under the terms of a Stock Award shall only be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is actually received or accepted by the Participant.

(b)        Stockholder Rights.   No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to any Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)        No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director of the Company or an Affiliate.

(d)        Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e)        Investment Assurances.   The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)         Withholding Obligations.   The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any payment to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with a Stock Award; or (iii) by such other method as may be set forth in the Award Agreement.

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(g)        Electronic Delivery.   Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11.                       ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)        Capitalization Adjustments.   If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 5(c) and 7(e)(i) , and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)        Dissolution or Liquidation.   In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)        Corporate Transaction.   The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the holder of the Award or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i)         Awards May Be Assumed.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3.

(ii)       Awards Held by Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, if applicable, the time at which Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective

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time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)      Awards Held by Persons other than Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Awards (and, if applicable, the time at which Stock Awards may be exercised) shall not be accelerated and such Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)       Payment for Stock Awards in Lieu of Exercise.   Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Award, over (B) any exercise price payable by such holder in connection with such exercise.

(d)        Change in Control.   An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the applicable Award agreement or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

(e)        Parachute Payments.

(i)         Except as otherwise provided in a written agreement between the Company and a Participant, if the acceleration of the vesting and exercisability of Awards provided for in Sections 11(c) and 11(d), together with payments and other benefits of a Participant (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 11(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Participant in full, or (2) provided to such Participant as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

(ii)       The Company shall appoint a nationally recognized independent accounting firm (the “Accountant”) to make the determinations required hereunder, which accounting firm shall not then be serving as accountant or auditor for the individual, entity or group that effected the Change in Control. The Company shall bear all costs and expenses with respect to the determinations the

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Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

(iii)      Unless the Company and such Participant otherwise agree in writing, any determination required under this Section 11(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof):(A) reduction of cash payments; (B) cancellation of accelerated vesting of Options and other Awards; and (C) reduction of other benefits paid to the Participant. If acceleration of vesting of Awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of the Awards (i.e., the earliest granted Award cancelled last) unless the Participant elects in writing a different order for cancellation.

(iv)       For purposes of making the calculations required by this Section 11(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Participant shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination. The Company shall bear all costs that the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

(v)        If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Participant is liable for the Excise Tax as a result of the Payment, then the Participant shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Participant challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Participant’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Participant’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

(vi)       Notwithstanding any other provision of this Section 11(e), if (A) there is a reduction in the Payment as described above, (B) the IRS later determines that the Participant is liable for the Excise Tax, the payment of which would result in the maximization of the Participant’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (C) the Participant the Excise Tax, then the Company shall pay or otherwise provide to the Participant that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Participant’s net after-tax proceeds with respect to the Payment are maximized.

(vii)     If the Participant either (A) brings any action to enforce rights pursuant to this Section 11(e), or (B) defends any legal challenge to his or her rights under this Section 11(e), the Participant shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Participant, the court finds that the action was brought in good faith.

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12.                       TERMINATION OR SUSPENSION OF THE PLAN.

(a)        Plan Term.   Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the 10th anniversary of the date the Plan is adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)        No Impairment of Rights.   Termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

13.                       EFFECTIVE DATE OF PLAN.

This Plan shall become effective on the Effective Date.

14.                       CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

As Adopted By

The Board of Directors on November 29, 2005

The Shareholders on [February 21, 2006]

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EXHIBIT 2

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CUBIC CORPORATION

Cubic Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST:   The name of the corporation is Cubic Corporation.

SECOND:   The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was December 13, 1984.

THIRD:   The Certificate of Incorporation of said corporation shall be amended and restated to read in full as follows:

1.          The name of the corporation is~~:~~  Cubic Corporation.

2.          The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

3.          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law ~~of Delaware.~~(“DGCL”)

4.          The corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 55,000,000, of which 50,000,000 shares ~~which~~ shall be Common Stock, without par value~~.~~ (the “Common Stock”), and 5,000,000 shares shall be Preferred Stock, without par value (the “Preferred Stock”).

The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors is hereby expressly authorized to provide for the issue of any or all of the remaining unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL.  The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other series of Preferred Stock, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

5.          The ~~name and mailing address of the incorporator of the corporation is:~~management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors.  The number of Directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of Directors constituting the Board of Directors.  Each Director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.  No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

~~William Bruner~~
~~9333 Balboa Avenue~~
~~San Diego, California 92123~~

6.          ~~The board of directors is authorized to make, alter, or repeal the by-laws of the corporation.~~ Elections of Directors need not be by written ballot unless required by the Bylaws of the corporation.

7.          The affirmative vote of the holders of two-thirds (66 2/3%) of the outstanding Common Stock of this corporation shall be required for the approval, adoption or authorization of a business combination (as hereinafter defined) and no business combination shall be entered into without such affirmative vote.

As used in this Article 7, the term “business combination” means:

(a)        The merger of this corporation into, or its consolidation with, any other corporation, person or business entity;

(b)        The merger of any other corporation, person or business entity into, or its consolidation with this corporation;

(c)        the sale, exchange, lease transfer, or other disposition by this corporation of sixty percent (60%) or more of its assets or business to any other corporation, person or business entity;

(d)        The issuance or transfer at any one time by this corporation, or by any subsidiary of this corporation, of fifty percent (50%) or more of voting securities issued pursuant to a stock option, purchase, bonus performance unit or other plan or agreement for natural persons who are directors, employees, consultants, and/or agents of this corporation and/or a subsidiary thereof to any other corporation, person or business entity in exchange for cash, assets, or securities or any combination thereof; or

(e)        any agreement, contract or other arrangement between this corporation and any other corporation, person or business entity providing for any of the transactions described in clauses (a), (b), (c), or (d) immediately preceding this clause (e).

The provisions of the Article 7, shall not apply to any transaction described in this Article 7, (i) if the Board of Directors of this corporation has approved a memorandum of understanding with such other corporation, person or business entity with respect to and substantially consistent with such transaction prior to the time such other corporation, person or business entity became an owner of five percent (5%) of the outstanding Common Stock of this corporation, or (ii) to any corporation, person or business entity which is an owner of five percent (5%) of the outstanding Common Stock of this corporation at the time of adoption of this Article 7.

The affirmative vote of the holders of two-thirds (66 2/3%) of the outstanding Common Stock of this corporation shall be required for the amendment of all or any part of this Article 7.

8.          No action shall be taken by the Shareholders except at an annual or special meeting of Shareholders.

9.          Special meetings of the Shareholders of the corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of

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the Board of Directors or in the Bylaws of the corporation, include the power to call such meetings, but such Special meetings may not be called by any other person or persons.

10.        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of this corporation, but any Bylaw amendment by the Board of Directors increasing or reducing the authorized number of Directors shall require a resolution adopted by the affirmative vote of not less than two-thirds (2/3rds) of the then authorized number of Directors.  Bylaws shall not be made, repealed, altered, amended or rescinded by the Shareholders of the corporation except by the vote of the holders of not less than 66 2/3% of the total voting power of all outstanding shares of voting stock of the corporation.

11.        The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on Shareholders herein are granted subject to this reservation.

Notwithstanding the foregoing, the provisions set forth in Articles 7, 8, 9, 10 and this Article 11 may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all outstanding shares of voting stock of this corporation.

12.        Neither the Board of Directors nor any individual Director may be removed without cause.  Subject to any limitation imposed by law, any individual Director or Directors may be removed with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of capital stock of the corporation entitled to vote generally at an election of Directors, voting together as a single class.

13.        Subject to the rights of the holders of any series of Preferred Stock that may come into existence from time to time, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of Directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the Directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders.  Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such Director’s successor shall have been elected and qualified.

14.        No action shall be taken by the stockholders of the corporation by written consent.

15.        Advance notice of stockholder nominations for the election of Directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

16.        ~~12.~~ No Director shall be personally liable to the Corporation or its Stockholders for monetary damages for any breach of fiduciary duty by such Director, as a Director.  Notwithstanding the foregoing sentence, a Director shall be liable to the extent provided by applicable law (i) for breach of the Director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the ~~Delaware Corporation Law~~DGCL, or (iv) for any transaction from which the Director derived an improper personal benefit.

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No amendment to, or repeal of, this Article shall apply to, or have any effect on, the liability or alleged liability of any Director of ~~Cubic~~the corporation for, or with respect to, any acts or omissions of such Director, occurring prior to such amendment.

~~The Undersigned, being the incorporator herein-before named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware General Corporation Law, does hereby make and file this Certificate.~~

* * * *

FOURTH:   This Certificate of Incorporation has been duly adopted and approved by the Board of Directors.

FIFTH:   This Certificate of Incorporation has been duly adopted and approved by written consent of the stockholders in accordance with sections 245 and 242 of the DGCL.

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IN WITNESS WHEREOF, said Cubic Corporation has caused this Certificate of Incorporation to be signed by Walter J. Zable, its Chairman of the Board President and Chief Executive Officer, this      day of                , 2006.

CUBIC CORPORATION
By:
Name: Walter J. Zable
Its: Chairman of the Board, President and Chief Executive Officer

~~WILLIAM BRUNER~~

[SIGNATURE PAGE TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION]

2-5

☐

CUBIC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS

The undersigned, a shareholder of Cubic Corporation, a Delaware corporation, hereby appoints Walter J. Zable and William W. Boyle, or either of them, the attorneys and proxies of the undersigned, with power of substitution, to vote the common shares of Cubic Corporation attending in the name of the undersigned at the Annual Meeting of Shareholders of Cubic Corporation to be held in the Main Conference Room, at the Headquarters of the Corporation, 9333 Balboa Avenue, San Diego, California 92123, on Tuesday, February 21, 2006, at 11:00 a.m. PST and at any adjournment or adjournments thereof, as follows:

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

CUBIC CORPORATION

February 21, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			2. Approve the 2005 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1. Election of Directors:
NOMINEES:
☐	FOR ALL NOMINEES	O Walter J. Zable O Walter C. Zable O Dr. Richard C. Atkinson O William W. Boyle O Raymond L. deKozan O Robert T. Monagan O Raymond E. Peet O Dr. Robert S. Sullivan O Robert D. Weaver	3. Approve the Amended and Restated Certificate of Incorporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		4. Confirm Ernst & Young LLP as independent public accountants of the Corporation for Fiscal Year 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL EXCEPT (See instructions below)		5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS INDICATED. HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES FOR ALL NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •		PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder		Date:	Signature of Shareholder	Date:

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.